EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with Amendment No. 1 to the quarterly report of Advanced Viral Research Corp. (the “Company”) on Form 10-Q/A for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2007	/s/ Stephen M. Elliston
Stephen M. Elliston President and Chief Executive Officer